UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 21, 2022

XOMA CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-39801	52-2154066
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 Powell Street, Suite 310, Emeryville, California 94608

(Address of Principal Executive Offices) (Zip Code)

(510) 204-7200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.0075 par value	XOMA	The Nasdaq Global Market
8.625% Series A Cumulative Perpetual Preferred Stock, par value $0.05 per share	XOMAP	The Nasdaq Global Market
Depositary Shares (each representing 1/1000th interest in a share of 8.375% Series B Cumulative Perpetual Preferred Stock, par value $0.05 per share)	XOMAO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 21, 2022, XOMA (US) LLC (“XOMA”), a wholly-owned subsidiary of XOMA Corporation (the “Company”), entered into an intellectual property acquisition agreement (the “Agreement”) with ObsEva, SA, a Swiss biotech company (“ObsEva”). Pursuant to the Agreement, XOMA has acquired all rights and title to ebopiprant, an investigational compound, previously licensed by ObsEva from Ares Trading SA (“Merck KGaA”) pursuant to a certain license agreement dated June 10, 2015, held by ObsEva for $15 million, payable in cash at the closing, plus certain earn-out payments, based on some sales-based and non-sales milestones. XOMA has assumed the ebopiprant intellectual property estate and all license agreements, including a certain license agreement from ObsEva to Organon International GmbH dated July 26, 2021, related to the development and commercialization of ebopiprant (the “License Agreement”). XOMA is eligible to receive up to $475 million in development, regulatory, and sales-based milestone payments under the License Agreement. XOMA will pay to ObsEva a portion of the development and regulatory milestones, as well as certain sales milestones, up to $98 million. Upon commercialization, XOMA will receive royalties that range from low- to mid-teens from Organon and will make a mid-single-digit royalty payment to Merck KGaA.

The Agreement contains certain covenants, representations and warranties regarding ObsEva’s rights and obligations with respect to the existing licenses, mutual indemnification provisions, and customary covenants and representations for a transaction of this nature.

The description of the Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to such Agreement, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the period ending December 31, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XOMA CORPORATION

Date: November 21, 2022	By:	/s/ THOMAS BURNS
Thomas Burns
Senior Vice President, Finance and Chief Financial Officer